Investor Update June 2024

This presentation has been designed to provide general information about Applied Digital Corporation (“Applied Digital” or the “Company”). Any information contained or referenced herein is suitable only as an introduction to the Company. The information contained in this presentation is for informational purposes only. The information contained herein does not constitute or form a part of, and should not be construed as, any offer for sale or subscription of, or any invitation to offer, buy or subscribe for, any securities, nor shall there be any offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. This document is not a prospectus. The information contained in this presentation is not investment or financial product advice and is not intended to be used as the basis for making an investment decision. Neither the Company, nor any of its respective affiliates make any representation or warranty, express or implied as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of any of the information or opinions contained in this presentation. This presentation has been prepared without taking into account the investment objectives, financial situation particular needs of any particular person. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the platform and solutions of Applied Digital. Forward-Looking Statements This presentation contains forward-looking statements that reflect the Company’s current expectations and projections with respect to, among other things, its financial condition, results of operations, plans, objectives, future performance and business. When used in this presentation, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements include all statements that are not historical facts. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith beliefs and assumptions as of that time with respect to future events. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Forward-looking statements may include statements about the Company’s future financial performance, including the Company’s expectations regarding net revenue, operating expenses, and its ability to achieve and maintain future profitability; the Company’s business plan and ability to effectively manage growth; anticipated trends, growth rates, and challenges in the Company’s business, particularly in the fields of High-Performance Computing (HPC) and Artificial Intelligence (AI); further development and market acceptance of technologies related to HPC and AI; further development of the Company’s facilities and customer base for related services; beliefs and objectives for future operations; trends in revenue, cost of revenue, and gross margin; trends in operating expenses, including technology and development expenses, sales and marketing expenses, and general and administrative expenses, and expectations regarding these expenses as a percentage of revenue; increased expenses associated with being a public company; and other statements regarding the Company’s future operations, financial condition, and prospects and business strategies. There is no assurance that any forward-looking statements will materialize. You are cautioned not to place undue reliance on forward-looking statements, which reflect expectations only as of this date. Applied Digital does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. Market and Industry Data This presentation includes information concerning economic conditions, the Company’s industry, the Company’s markets and the Company’s competitive position that is based on a variety of sources, including information from independent industry analysts and publications, as well as Applied Digital’s own estimates and research. Applied Digital’s estimates are derived from publicly available information released by third party sources, as well as data from its internal research, and are based on such data and the Company’s knowledge of its industry, which the Company believes to be reasonable. Any independent industry publications used in this presentation were not prepared on the Company’s behalf. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. The Company has not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that data nor do we undertake to update such data after the date of this presentation. An investment in the Company entails a high degree of risk and no assurance can be given that the Company’s objective will be achieved or that investors will receive a return on their investment. Recipients of this presentation should make their own investigations and evaluations of any information referenced herein. This presentation is available on Applied Digital Corporation’s website at www.applieddigital.com/news-events/presentations.

3

APPLIED DIGITAL

WHO WE ARE

Applied Digital (APLD: NASDAQ) is a U.S. based provider of next-generation digital infrastructure, redefining how digital leaders scale high-performance compute (HPC). With dedicated and experienced leadership in the fields of artificial intelligence/machine learning , power procurement, engineering, real estate & construction, and data center operations, we believe that Applied Digital is positioned to provide purpose-built, cutting-edge infrastructure for HPC + AI based applications.

STRATEGIC PARTNER

NVIDIA ELITE PARTNER

SOFTWARE PARTNERS

WEKA zeet FOUNDRY

R-STEALTH ZEDEDA

Applied Digital

4

BUSINESS OVERVIEW

Experienced Leadership



Wes Cummins
CHAIRMAN & CEO

- Holds a BSBA from Washington University in St. Louis, majoring in Finance and Accounting
- Founder and CEO, 272 Capital L.P. (2020 – Present)
- Research Analyst, Nokomis Capital (2012 – 2020)
- President, B. Riley & Co (2002 – 2011)
- Current Board Member at Vishay Precision Group, Inc. (NYSE: VPG) and Sequans Communications (NYSE: SQNS)
- Former Board Member at Telenav (NASDAQ: TNAV)



David Rench
CFO

- Holds a BBA from the Neeley School of Business at Texas Christian University and an MBA from the Cox School of Business at Southern Methodist University
- CFO, Hirzel Capital (2017 – 2020)
- Co-founder, VP of Finance and Operations, Ihiji (acquired by Control4 – NASDAQ: CTRL) (2010 – 2017)



Kate Reed
CGO

- Director of Sales, Red Hat at IBM Corporation (since 2021)
- Strategic Partnership Executive, with Watson at IBM (2019 – 2021)
- Business Unit Executive, IBM Security Trusteer (2017 – 2019)
- Strategy Leader – Enterprise Content Management, IBM Cloud (2014 – 2017)
- Leads teams in designing and integrating technology strategies that align with organizational goals



Jason Zhang
Co-Founder

- Holds a bachelor's degree in Economics from Harvard College
- Angel Investor, Startup Advisor, Serial Entrepreneur
- Sequoia Capital, 2017-2019, Investment Analyst
- MSD Capital (Michael Dell's Family Office), 2015– 2017, Investment Analyst



Mike Maniscalco
CTO

- Holds a degree in Computer Science from the Georgia Institute of Technology
- Serial entrepreneur with multiple startups and exits
- Extensive experience in web3, IoT, financial, telecommunications, and healthcare industries
- Former positions at StanleyX and various Fortune 1000 companies



Todd Gale
CDO

- Over 45 years of experience in data center design, engineering, construction, and mission-critical infrastructure
- Vice President of Engineering, Flexential: Led new data center designs and capacity upgrades
- Senior Vice President, Terremark Worldwide: Oversaw the rapid construction of the NAP of Americas, a major data center project
- Pioneer in high-efficiency cooling systems and direct-to-chip liquid cooling for GPU customers



Erin Kraxberger
CMO

- Holds a B.B.A. in Finance from Texas A&M University
- Nearly two decades of experience in marketing and business development
- Former positions include Chief Operating Officer of 272 Capital LP, Head of Marketing & Investor Relations at SCW Capital Management and Senior Relationship Manager at Carlson Capital, LP

Applied Digital

5

BUSINESS OVERVIEW

Company Timeline

- **2021** Data Center Business Launched
- **2021** Broke Ground on First **Blockchain** Data Center in Jamestown, ND (**100MWs**)
- **2022** Broke Ground on Second **Blockchain** Data Center in Garden City, TX (**200MWs**)
- **2022** IPO and NASDAQ Uplisting
- **2022** Broke Ground on Third **Blockchain** Data Center in Ellendale, ND (**180MWs**)
- **2022** Strategic Shift Into HPC; Rebranded as **Applied Digital**, Capitalizing on New Market Opportunity
- **2023** Broke Ground on First **AI Factory** in Jamestown, ND (**9MWs**)
- **2023** Formed Strategic Partnerships With Top-Tier OEMs, such as Supermicro, HPE, and Dell. Named as NVIDIA Elite Parnter
- **2023** Launched Cloud Service Business **Applied Digital Cloud**
- **2023** Onboarded First Major Cloud Service Customer
- **2023** Broke Ground on Second **AI Factory** in Ellendale, ND **(400+ MWs)**
- **2023** **Applied Digital Cloud** Continued to Grow its Customer Base, Signing Three of the Largest **AI labs**
- **2024** Entered into Exclusivity and Executed a Letter of Intent With a **US-Based Hyperscaler** For a **400MW** Capacity Lease

Key Achievements

- Over 6,000 H100's deployed as clusters across three data center footprints
- Building one of the largest AI factories capable of housing one of the world's largest supercomputers (up to 60,000 H100's)
- 1.3GW+ in development
- 5 HPC co-location agreements under contract with a robust pipeline of future capacity
- NVIDIA Elite Partner
- First 500MW ESA capacity secured in first 24 months
- Leveraged our position as one of the largest BTC hosting companies to become a top new CSP in the market

Applied Digital

HPC DATA CENTERS BLOCKCHAIN DATA CENTERS Provide hosting infrastructure through purpose build HPC data centers Rent AI/ML companies access to cloud servers to train and run applications Provide hosting infrastructure (power and maintenance) to blockchain infrastructure companies What We Offer Who Are Our Customers Large companies looking for data centers that can handle the power requirements of the new AI / GPU demand Initial customers are startup AI companies with significant funding We are now seeing demand from mid to large size businesses Bitcoin miners – largest customer Marathon Digital Stock Symbol: $MARA 100MW data center under construction with over 1GW of total accessible power + more in the pipeline Clusters of 1024 GPUs are being installed in our location and third-party data centers In Development ~280MW Operating Key Segment Stats B U S I N E S S O V E R V I E W Offering Industry Leading Infrastructure Solutions and Compute Intensive Applications APPLIED DIGITAL CLOUD SERVICES

Month Number of Visits Change Over Previous Month (%) November 2022 152.7 million - December 2022 266 million ↑ 74.2% January 2023 616 million ↑ 131.58% February 2023 1 billion ↑ 62.34% March 2023 1.6 billion ↑ 60% April 2023 1.8 billion ↑ 12.5% May 2023 1.8 billion - June 2023 1.6 billion ↓ 12.5% July 2023 1.5 billion ↓ 6.25% August 2023 1.4 billion ↓ 6.67% September 2023 1.5 billion ↑ 7.14% October 2023 1.7 billion ↑ 13.33% November 2023 1.7 billion - December 2023 1.6 billion ↓ 5.88% January 2024 1.6 billion - February 2024 1.6 billion - March 2024 1.8 billion ↑ 12.5% April 2024 1.8 billion - May 2024 637 million ↓ 64.6 % Source: World of Statistics Source: 365DataScience The Rise of AI Adoption T H E A I B O O M ChatGPT Site Visits

T H E A I B O O M The AI Perfect Storm LLMs High Speed Networking Massive GPU Compute GPT-3 175 Billion Parameters 499 Billion Tokens 100 Tokens = 75 Words GPT-4 10X GPT-3 Model Name Release Date Parameters GPT-1 2018 117 million GPT-2 2019 1.5 billion GPT-3 2020 175 billion InstructGPT 2022 1.3 billion GPT-3.5 2022 200 billion ChatGPT 2022 200 billion GPT-4 2023 8x 220 billion Code Interpreter 2023 - GPT-4o 2024 - Source: 365DataScience As AI models evolve, their complexity and power requirements are rapidly increasing. Each upgrade brings a significant rise in the number of parameters, leading to higher energy consumption. AI’s Demand for Power

9

THE AI BOOM

AI's Demand for Power

To keep up with the rapid adoption and evolving requirements of AI, a significant increase in power consumption is necessary.

Data centers' electricity consumption is projected to grow 125% by 2030, using 9% of all electricity in the U.S.


600
500
400
300
200
100
0
Electricity Consumption (TWh/y)
SCENARIO
ANNUAL GROWTH RATE
% OF 2030 ELECTRICITY CONSUMPTION
Low growth
3.7%
4.6%
Moderate growth
5%
5.0%
High growth
10%
6.8%
Higher growth
15%
9.1%
Average historical data
Max
Min
2000
2005
2010
2015
2020
2025
2030

Figure ES-1. Projections of potential electricity consumption by U.S. data centers: 2023–2030. % of 2030 electricity consumption projections assume that all other (non-data center) load increases at 1% annually.

Source: 2024 Electric Power Research Institute

Comparative Power Consumption: AI vs. Traditional Computing

AI hardware demands significantly more power than traditional computing devices:

- Typical CPU in a data center uses approximately 300 watts per hour.
- Nvidia H100 GPU can use 700 watts per hour (comparable to an average American household).

AI queries require 10x the electricity of traditional Google queries:

- *Google request:* 0.3 watt-hours
- *ChatGPT request*: 2.9 watt-hours


10
8
6
4
2
0
Wh per request
Google search
ChatGPT
BLOOM
AI-powered Google search (New State Research)
AI-powered Google search (SemiAnalysis)

Source: 2024 Electric Power Research Institute

Applied Digital

10

EVOLUTION OF DATA CENTERS

Understanding AI Data Centers

TRADITIONAL
DATA CENTERS

- Low IT MW Load
- Low-Power Density Design (12-15kW)
- Located Near Major Cities
- Optimized for High-Speed, Ultra Low Latency

NEXT-GEN AI
DATA CENTERS

- Requires Purpose Built Infrastructure Designed to Support Significant Energy Consumption
- High Density Support (Up to 120kW)
- Better Suited for More Remote Geographies
- Training is Latency Insensitive



NOT efficient to convert legacy to AI data centers due to design layout and power demands



Traditional Data Center Purpose Built for These Markets

Web 1.0

- Internet backbone
- Individual Servers
- Buffering and Waiting

Web 2.0

- Internet backbone
- Centralized Data
- Streaming Apps-Instantaneous

Next-Gen AI Data Centers

High Performance Compute

- Artificial Intelligence
- Machine Learning
- Language Processing
- Drug Discovery
- Graphics Rendering

Applied Digital

From Population to Power E V O L U T I O N O F D A T A C E N T E R S The number of data centers in the U.S. have doubled in three years AI data centers are shifting the paradigm. They are less dependent on being near population centers and consume up to 300% more power compared to traditional data centers New data centers are being built with capacities from 100 to 1000 MW—roughly equivalent to the load from 80,000 to 800,000 homes. Our advantage lies in our access to 100s of megawatts of affordable energy, coupled with our demonstrated ability to rapidly construct quality data centers New Hyperscale Data Centers Traditional Data Centers Applied Digital Locations

12

REGION OVERVIEW

Data Center Footprint

Custom Built HPC Data Centers



Region	Total Power	Initial Energization
North Dakota, JMS	9MW	Energized
North Dakota, ELN	Up to 600MWs	Q1 2025

Applied Digital Cloud (3rd Party Colocation Data Centers)

Region	Total Power
Minnesota	1.5MW
Utah	12.5MW
Nevada	7.5MW
Colorado	2.25MW

Blockchain Datacenters



Region	Total Power
North Dakota, JMS	~100MW
North Dakota, ELN	~180MW

*Currently, we are no longer accepting new clients for blockchain hosting.


Dallas, Texas Headquarters

Applied Digital

Custom Built HPC Data Centers

H P C D A T A C E N T E R S Data Center Solutions Applied Digital provides next-generation infrastructure solutions, engineered to bring workloads directly to the point of generation. Our data centers are purpose-built for high power density, optimized performance, and energy efficiency. By leveraging a power-centric design and innovative liquid cooling technologies, we ensure maximum efficiency and reliability. Customers benefit from a managed hosting environment with state-of-the-art equipment, enabling them to execute critical AI, ML, and HPC workloads effectively.

15

HPC DATA CENTERS

Ellendale AI Data Center: High-Level Overview

Data Center Block - Building A

- Critical IT Capacity– 100MW

Typical Building

- Three story building
- 363,00 GSF building
- 1st floor – Central Utilities
- 2nd & 3rd Floors – Data Halls
- 2 Data Halls – 50MW IT Load Each

Technical Details

- Peak rack load of 120kW/rack
- Cooling mediums for servers – Direct Liquid to Chip Cooling and Air Cooling
- Peak PUE of 1.3 annual average of 1.2
- Designed to provide higher levels of availability in accordance with industry standards



Applied Digital

H P C D A T A C E N T E R S Ellendale Construction Progress TOP LEVEL EXTERIOR TOP LEVEL

17

HPC DATA CENTERS

Hyperscaler Look for New Markets

Constraints are pushing hyperscalers to explore rural markets and outsource builds

Record Pace of Demand Growth	**Description**: The recent AI boom is driving significant increases in data center demand. AI applications are highly compute-intensive and will continue to require more computational power as they evolve.	**Impact:** Deployment sizes in data centers are much larger, consume more power, and need to support new compute requirements. Hyperscalers are increasingly outsourcing to meet this demand.
Resource Availability	**Description**: Power is increasingly scarce in America, and major data center hubs face significant land constraints, limiting expansion opportunities.	**Impact:** Hyperscalers are outsourcing to rural markets where power and land are more readily available, enabling more effective data center expansion.
Supply Chain Constraints	**Description**: Supply chain disruptions are affecting the availability of critical components and equipment needed for data center expansion.	**Impact:** Deployment sizes in data centers are much larger, consume more power, and need to support new compute requirements. Hyperscalers are increasingly outsourcing to meet this demand.
Rising and Unstable Pricing	**Description**: Increasing demand and constrained supply are driving up prices, with build costs significantly rising. Additionally, yields have stabilized, adding pressure on profitability.	**Impact:** To manage costs effectively and mitigate the impact of stabilized yields and rising build expenses, hyperscalers are looking at rural markets for data center expansion.

Applied Digital

18

HPC DATA CENTERS

Strategic Advantages in North Dakota

Capitalizing on First Mover Advantage Ahead of Growing Demand

Abundant Energy	Low Build and Operational Cost	Favorable Climate	Economic Incentives	First Mover Advantage
North Dakota's excess energy supply supports our operational stability and growth.	Competitive energy costs lower our operational expenses, maximizing profitability	North Dakota's cold weather offers natural cooling benefits for our data centers.	State incentives reduce initial capital expenditure and ongoing operational costs.	Locked in energy prior to the AI movement, ensuring ample resources amidst rising demand
North Dakota exports the majority of power generated, ensuring a reliable energy source for data centers.	Energy costs in our North Dakota locations are below national and state averages, potentially saving millions per year on electricity for a 100 MW data center.	Leveraging the cold climate, along with advanced liquid cooling technologies, can drive down Power Usage Effectiveness (PUE) and significantly increase cost savings	Sales tax exemption for owners, operators, and tenants on the information technology equipment and computer software, including replacement equipment and software, of a qualified data center.	2024 Electric Power Research Institute (EPRI) projects that electricity consumption in North Dakota data centers will nearly double from 15.4% in 2023 to 31.1% in 2030.

Applied Digital

Applied Digital Cloud GPU as a Service

20

APPLIED DIGITAL CLOUD

Applied Digital Cloud

Applied Digital Cloud, a wholly-owned subsidiary of Applied Digital, offers GPU compute solutions to help customers cost-effectively execute critical AI, ML, rendering, and other HPC workloads. Our infrastructure is purpose-built for high performance at low cost. Customers pay a fixed rate to the Company in exchange for a managed hosting environment supported by Company-provided equipment.

Supercomputer Experts

Our specialists ensure smooth deployments, enabling customers to leverage advanced expertise for optimal performance

Leading GPU Deployment

Our access to cutting-edge GPUs enables us to drive substantial growth and scalability

Proven Success

Signed leading AI clients like Togther.AI

Deployed 4096 GPUs last quarter

Growth Potential

Competitors' multi-billion-dollar valuations indicate strong prospects for raising capital for Applied Digital Cloud.

NVIDIA ELITE PARTNER

Applied Digital

21

APPLIED DIGITAL CLOUD

Applied Digital Cloud Service Overview



GPU Inventory

Applied Digital Cloud owns, maintains, and has access to cutting-edge GPUs

Colocation Deployment

GPUs are deployed and maintained by in-house supercomputer experts in various third-party locations



GPU as a Service

GPUs are available for rent, providing flexible and scalable solutions to meet diverse computational needs

Applied Digital

Blockchain Data Center Operation Update

22

BLOCKCHAIN DATA CENTERS

Financial Considerations for Applied Digital Cloud

Applied Digital operates data centers to provide energized space to blockchain mining customers. The Company has two Blockchain data centers with a combined capacity of ~280MWs. These data centers are dedicated to third-party hosting; Applied Digital does not own any equipment and solely focuses on the infrastructure and supporting services.

Operation Update:

- Ellendale location faced power outages & transformer issues starting in early 2024.
  - ✔ Installing replacement transformers and bringing the power back online.
- Sold 200 MW Garden City location in Texas (non-core strategic asset)



Jamestown, North Dakota Facility
100MWs



Ellendale, North Dakota Facility
180MWs

Applied Digital

info@applieddigital.com